Exhibit 10.12

TRADE STREET OPERATING PARTNERSHIP, LP, a Delaware limited partnership,

and TRADE STREET RESIDENTIAL, INC., a Maryland corporation,

(Guarantor)

in favor of

NEW YORK LIFE INSURANCE COMPANY
(Lender)

GUARANTY

Dated: As of January 21, 2014

Loan No. 374-0551 WCSR 31793071

GUARANTY

This GUARANTY ("Guaranty") is executed as of the date set forth on the cover page hereof, by TRADE STREET OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“TS Partnership”) having an address at 19950 West Country Club Drive, Suite 800, Aventura, Florida 33180, and TRADE STREET RESIDENTIAL, INC., a Maryland corporation (“TSR, Inc.”), having an address at 19950 West Country Club Drive, Suite 800, Aventura, Florida 33180 (TS Partnership and TSR, Inc. are collectively referred to herein as "Guarantor") for the benefit of NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company having an address at 51 Madison Avenue, New York, New York 10010 ("Lender").

WITNESSETH:

WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by Wake Forest Apartments LLC, a Delaware limited liability company ("Borrower") and payable to the order of Lender in the original principal amount of $18,625,000.00 (together with all renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to a loan ("Loan") which is secured by the lien and security interest of a Deed of Trust, Assignment of Leases and Rents and Security Agreement and Fixture Filing, of even date herewith (the "Deed of Trust"), and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note and Deed of Trust, the "Loan Instruments"); and

WHEREAS, Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined); and

WHEREAS, Guarantor is the owner directly or indirectly of interests in Borrower, and Guarantor will directly benefit from Lender's making the Loan to Borrower.

NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower, and to extend such additional credit as Lender may from time to time agree to extend under the Loan Instruments, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.1           ARTICLE I

NATURE AND SCOPE OF GUARANTY

1.1           Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor and that it shall fully perform each and every term and provision hereof. The recitals and premises of this Guaranty are incorporated herein by reference and shall be deemed to be a part of this Guaranty.

Loan No. 374-0551 WCSR 31793071

1.2           Definition of Guaranteed Obligations. As used herein, the term “Guaranteed Obligations” means all of Borrower’s present and future obligations under the Note and Deed of Trust arising from, under or out of the Non-Recourse Exceptions (as defined in the Deed of Trust) together with all losses, claims, damages, costs, expenses and /or liabilities, including, without limitation, attorney’s fees and expenses, incurred by Lender in connection therewith.

1.3           Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

1.4           Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

1.5           Payment By Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

1.6           No Duty To Pursue Others. It shall not be necessary for Lender (and Guarantor hereby knowingly, freely, irrevocably and unconditionally waives any rights which Guarantor may have to require Lender), in order to enforce the obligations of Guarantor hereunder, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other Person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Loan, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

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1.7           Waivers. Guarantor hereby agrees to the provisions of the Loan Instruments and knowingly, freely, irrevocably and unconditionally waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note, the Deed of Trust or any other Loan Instruments, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Instruments or in connection with the Secured Property, (v) the occurrence of any breach by Borrower or an Event of Default (as defined in the Deed of Trust), (vi) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Instruments, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed. In addition, and without limiting any other waivers or provisions set forth in this Guaranty, Guarantor hereby knowingly, freely, irrevocably and unconditionally waives and relinquishes all rights, remedies and defenses accorded by applicable law to guarantors and sureties, and agrees not to assert or to otherwise take advantage of any such rights, remedies or defenses other than the actual payment and performance of the Guaranteed Obligations. Without limiting the generality of the foregoing or of any other waivers or provisions set forth in this Guaranty, Guarantor hereby knowingly, freely, irrevocably and unconditionally waives and relinquishes (A) any defense arising because of an election made by Lender under Federal Bankruptcy Code (“FBC”) Section 1111(b)(2) or based on any borrowing or grant of a security interest under FBC Section 364, (B) the defense of statute of limitations in any action hereunder or in any action for the collection of any indebtedness or the performance of any of Borrower’s obligations under the Loan Instruments and (C) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons, or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other person or persons.

1.8           Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including, without limitation, court costs and attorneys' fees and disbursements) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. Any such amounts not paid to Lender upon Lender’s demand therefor shall bear interest at the Increased Rate (as such term is defined in the Note) from the date of such demand until the date such amounts are paid in full by Borrower. The covenants contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

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1.9           Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must refund or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

1.10         Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

1.11         Financial Reporting. Guarantor will keep and maintain complete and accurate books and records of Guarantor’s earnings and financial condition and, without expense to Lender, will furnish to Lender, within one hundred twenty (120) days after the end of each fiscal year and within thirty (30) days after the end of each fiscal quarter of Guarantor, including the fiscal year and fiscal quarter during which the Loan is closed, annual or quarterly, as applicable, financial statements reflecting Guarantor’s financial position for such preceding fiscal year and fiscal quarter, as applicable, all prepared and certified by an independent certified public accountant reasonably satisfactory to Lender, and in accordance with generally accepted accounting principles, consistently applied, including without limitation: (i) a balance sheet of Guarantor, (ii) a statement of cash flows of Guarantor and (iii) a profit and loss statement of Guarantor. Notwithstanding the foregoing, if the Loan is not then in default, the quarterly financial statements may be prepared and certified by any officer or other authorized party of Guarantor.

1.12         Borrower. The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower. Nothing set forth herein, however, shall constitute a consent by Lender to any merger, reorganization, sale, transfer, devise, gift, or bequest of Borrower or any interest in Borrower, nor shall anything set forth herein diminish or affect in any manner whatsoever any of the obligations or liabilities of Borrower under the Loan Instruments.

1.13         Recourse Limitations Do Not Apply. It is understood and agreed that the limitations of liability provided in the Note and any other Loan Instruments shall not apply with respect to the Guarantor as to the Guaranteed Obligations and that, notwithstanding anything to the contrary in the Note or any other Loan Instrument, Lender shall have full and personal recourse against the assets of the Guarantor as to the Guaranteed Obligations and such limitations shall not apply for purposes of enforcing this Guaranty.

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1.14         Guarantor’s Claims Against Borrower. Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required by law all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and will assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender’s nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled to the extent of the Guaranteed Obligations; provided, however, that Guarantor’s obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.

1.15        Financial Covenants. Guarantor hereby covenants and agrees that, after giving effect to this Guaranty and the obligations of Guarantor (contingent or otherwise) evidenced by this Guaranty and the other Loan Instruments, Guarantor (a) will maintain property and assets which, when fairly valued, exceed Guarantor’s obligations, liabilities (including contingent liabilities) and debts, and (b) will have property and assets sufficient to satisfy and repay such obligations, liabilities and debts, each of (a) and (b) as reasonably determined by Lender.

ARTICLE II

EVENTS AND CIRCUMSTANCES NOT REDUCING

OR DISCHARGING GUARANTOR'S OBLIGATIONS

Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice or to be released, in whole or in part) which Guarantor might otherwise have as a result of or in connection with any of the following:

2.1           Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Deed of Trust, the other Loan Instruments, or any other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

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2.2           Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or any Guarantor.

2.3           Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

2.4           Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note, the Deed of Trust or the other Loan Instruments or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note, the Deed of Trust or any of the other Loan Instruments have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

2.5           Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other Person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

2.6           Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

2.7           Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations and any application of any collateral, property or security to the Guaranteed Obligations in any order or manner as Lender may determine in its discretion.

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2.8           Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

2.9           Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

2.10         Offset. The Note, the Guaranteed Obligations and the liabilities and obligations of the Guarantor to Lender hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower, or any other party, against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

2.11         Merger. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

2.12          Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

2.13         Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Instruments, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

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2.14          Other Waivers. In addition to all the other waivers agreed to and made by Guarantor as set forth in this Guaranty, by executing this Guaranty, Guarantor freely, irrevocably and unconditionally waives all rights and defenses that the Guarantor may have because Borrower’s debt to Lender is secured by real property. This means, among other things: (a) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledges by Borrower; and (b) if Lender forecloses on any real property collateral pledged by Borrower, the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that Guarantor may have because Borrower’s debt is secured by real property. The Guarantor expressly waives: (i) any right to be discharged or released in whole or in part by reason of any sale or assignment by Borrower of the collateral, or any portion thereof, whether or not consented to by Lender and whether or not Lender has any dealings with the transferee; and (ii) any rights of the Guarantor pursuant to Chapter 26 of the North Carolina General Statutes including North Carolina General Statute §26-7 or any similar or subsequent law. The Guarantor further expressly waives any right or option to be discharged or released in whole or in part by reason of any of the matters described in (i) the foregoing provisions of this paragraph, or (ii) Article II or Sections 1.6 or 1.7 of this Guaranty.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into the Loan Instruments and extend credit to Borrower, Guarantor represents, warrants and covenants to Lender as follows:

3.1           Benefit. Guarantor is the owner of direct or indirect interests in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

3.2           Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

3.3           No Representation By Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty.

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3.4           Guarantor's Financial Condition. The most recent financial statement of Guarantor heretofore delivered to Lender are true and correct in all material respects, have been prepared and certified by an independent certified public accountant in accordance with generally accepted accounting principles and fairly present the financial condition of Guarantor as of the date thereof. No material adverse change has occurred in Guarantor’s financial condition since the date of such financial statements. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed Guarantor’s obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay Guarantor’s obligations and liabilities. In addition, (a) the Guaranteed Obligations incurred by Guarantor in connection with the Loan (and any other obligations incurred by Guarantor in connection with the Loan) are not made or incurred with the intent to hinder, delay, or defraud any present or future creditor of Guarantor; (b) Guarantor has not received less than reasonably equivalent value in exchange for incurring the Guaranteed Obligations in connection with the Loan (and any other obligations incurred by Guarantor in connection with the Loan); (c) Guarantor is solvent as of the date hereof, and Guarantor will not become insolvent as a result of incurring the Guaranteed Obligations in connection with the Loan (and any other obligations incurred by Guarantor in connection with the Loan); (d) Guarantor is not engaged, and Guarantor is not about to engage, in business or a transaction for which any property remaining with Guarantor is an unreasonably small capital; (e) Guarantor has not and does not intend to incur, and Guarantor does not believe that it will incur, debts that would be beyond Guarantor’s ability to pay as such debts mature; and (f) Guarantor is not incurring such Guaranteed Obligations (or any other obligations incurred by Guarantor in connection with the Loan) to or for the benefit of an insider (as defined in 11 U.S.C. § 101(31)), under an employment contract and other than in the ordinary course of business.

3.5           Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

3.6           Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

3.7           Review of Documents. Guarantor has examined the Note and all of the Loan Instruments.

3.8           Litigation. There are no proceedings pending or, so far as Guarantor knows, threatened before any court or administrative agency which would affect the authority of Guarantor to enter into, or the validity or enforceability of this Guaranty or which if decided adversely to Guarantor would materially adversely affect the financial condition of Guarantor.

3.9           Tax Returns. Guarantor has filed or will file on a timely basis all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such taxes.

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3.10         Blocked Person. Guarantor is and shall remain in compliance with the requirements of Executive Order 13224 of September 23, 2001 “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other executive orders or regulations in respect thereof (the Order and such other rules regulations, legislation or orders are referred to hereinafter, collectively, as the “Orders”). Without limiting the generality of the foregoing, neither Guarantor, nor any subsidiary or affiliate of Guarantor, nor any member, partner or shareholder or other beneficial owner of Guarantor or of any such subsidiary, affiliate, member, partner, shareholder or other beneficial owner (i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders, (ii) is or will become a “blocked person” described in Section 1 of the Order or (iii) knowingly engages or will engage in any dealings or transactions, or is or will be otherwise associated, with any such blocked person. Guarantor shall promptly notify Lender should Guarantor become aware of any information which would render untrue any of the representations, warranties or covenants set forth in this Section 3.10.

ARTICLE IV

SUBORDINATION OF CERTAIN INDEBTEDNESS

4.1           Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations. Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims unless and until Lender accepts in writing, in Lender’s sole discretion, a cure of such Event of Default.

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4.2           Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

4.3           Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

4.4           Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor except and until and to the extent the Guaranteed Obligations are paid in full. Nothing set forth in this Section 4.4 is intended or shall be construed as the permitting of or the granting by Lender of its consent to the creation or existence of any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets or the Secured Property.

ARTICLE V

MISCELLANEOUS

5.1           Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

Loan No. 374-0551 WCSR 31793071	11

5.2           Notices. All notices and demands or other communications hereunder shall be in writing, and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by generally recognized overnight delivery service, with postage prepaid, addressed to Guarantor or Lender, as applicable, at the address stated below, or at such other address of which either Guarantor or Lender may hereafter notify the other in writing:

Guarantor:

Trade Street Operating Partnership, LP

Trade Street Residential, Inc.

19950 West Country Club Drive, Suite 800

Aventura, Florida 33180

Attn: Richard Ross

with a copy to:

Greenspoon Marder

100 W. Cypress Creek Road, Suite 700

Fort Lauderdale, FL 33309

Attn: Barry Somerstein, Esq.

Lender:

NEW YORK LIFE INSURANCE COMPANY

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attn:       Real Estate Group

Director - Loan Administration Division

Loan No. : 374-0551

with a copy to:

NEW YORK LIFE INSURANCE COMPANY

Office of the General Counsel

51 Madison Avenue

New York, New York 10010-1603

Attn: Managing Director - Real Estate Section

Loan No. 374-0551

Each notice or demand so given or served shall be deemed given and effective (a) if personally delivered, on the day of actual delivery or refusal and (b) if sent by generally recognized overnight delivery service, on the next business day. Notwithstanding the foregoing, service of any notice of default provided or required by law shall, if mailed as required by law, be deemed given and effective on the date of mailing.

Loan No. 374-0551 WCSR 31793071	12

5.3           Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State in which the real property encumbered by the Deed of Trust is located and the applicable laws of the United States of America and, in connection with any action or proceeding arising out of or relating to this Guaranty, Guarantor hereby submits to the jurisdiction of any court of competent jurisdiction located in such State.

5.4           Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

5.5           Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

5.6           Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of Guarantor’s rights, powers, duties or obligations hereunder. If Guarantor consists of more than one Person, the obligations and liabilities of each such Person shall be joint and several.

5.7           Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

5.8           Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

5.9           Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all Persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

Loan No. 374-0551 WCSR 31793071	13

5.10         Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

5.11         Other Defined Terms. Any capitalized term utilized herein shall have the meaning as specified in the Deed of Trust, unless such term is otherwise specifically defined herein.

5.12         Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

5.13         Waiver of Right To Trial By Jury. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND, TO THE EXTENT NOT PROHIBITED BY LAW, WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE DEED OF TRUST, OR THE OTHER LOAN INSTRUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

[Signature Page Follows]

Loan No. 374-0551 WCSR 31793071	14

[Signature Page – Guaranty]

EXECUTED as of the day and year first above written.

GUARANTOR:

TRADE STREET OPERATING PARTNERSHIP, LP,
a Delaware limited partnership (SEAL)

By:	Trade Street OP GP, LLC, a Delaware limited
liability company, its general partner (SEAL)

	By:	Trade Street Residential, Inc., a Maryland
corporation, its sole member (SEAL)

		By:	/s/ Richard Ross	(SEAL)
		Name:	Richard Ross
		Title:	Chief Financial Officer

Miami Dade County, State of Florida

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document:

Richard Ross

name(s) of principal(s)

Date: January 14, 2014	/s/ Rachael Peters
(official signature of Notary)
Rachael Peters, Notary Public
(Notary's printed or typed name)

(Official Seal)	My commission expires: August 2, 2014
Commission # EE 013802

Loan No. 374-0551 WCSR 31793071

[Signature Page – Guaranty]

TRADE STREET RESIDENTIAL, INC.,
a Maryland corporation (SEAL)

By:	/s/ Richard Ross (SEAL)
Name:	Richard Ross
Title:	Chief Financial Officer

Miami Dade County, State of Florida

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document:

Richard Ross

name(s) of principal(s)

Date: January 14, 2014	/s/ Rachael Peters
(official signature of Notary)
Rachael Peters, Notary Public
(Notary's printed or typed name)

(Official Seal)	My commission expires: August 2, 2014
Commission # EE 013802

Loan No. 374-0551 WCSR 31793071